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CUSIP NO. 053332102                                          PAGE 16 OF 17 PAGES

                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of AutoZone, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of November 1, 2005.

                                  ESL PARTNERS, L.P.

                                  By: RBS Partners, L.P., its general partner
                                  By: ESL Investments, Inc., its general partner

                                  By: /s/ Robert Jackowitz
                                      ------------------------------------------
                                      Robert Jackowitz
                                      Treasurer

                                  ESL INSTITUTIONAL PARTNERS, L.P.

                                  By: RBS Investment Management, LLC, its
                                      general partner
                                  By: ESL Investments, Inc., its managing member

                                  By: /s/ Robert Jackowitz
                                      ------------------------------------------
                                      Robert Jackowitz
                                      Treasurer

                                  ESL INVESTORS, L.L.C.

                                  By: RBS Partners, L.P., its managing member
                                  By: ESL Investments, Inc., its general partner

                                  By: /s/ Robert Jackowitz
                                      ------------------------------------------
                                      Robert Jackowitz
                                      Treasurer

                                  ACRES PARTNERS, L.P.

                                  By: ESL Investments, Inc., its general partner

                                  By: Robert Jackowitz
                                      ------------------------------------------
                                      Robert Jackowitz
                                      Treasurer

                                  ESL INVESTMENT MANAGEMENT, LLC

                                  By: /s/ Robert Jackowitz
                                      ------------------------------------------
                                      Robert Jackowitz
                                      Treasurer
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CUSIP NO. 053332102                                          PAGE 17 OF 17 PAGES

                                  RBS INVESTMENT MANAGEMENT, LLC

                                  By: ESL Investments, Inc., its managing member

                                  By: /s/ Robert Jackowitz
                                     -------------------------------------------
                                     Robert Jackowitz
                                     Treasurer

                                  RBS PARTNERS, L.P.

                                  By: ESL Investments, Inc., its general partner

                                  By: /s/ Robert Jackowitz
                                     -------------------------------------------
                                     Robert Jackowitz
                                     Treasurer

                                  ESL INVESTMENTS, INC.

                                  By: /s/ Robert Jackowitz
                                     -------------------------------------------
                                     Robert Jackowitz
                                     Treasurer

                                  /s/ Edward S. Lampert
                                  ----------------------------------------------
                                  EDWARD S. LAMPERT